EXHIBIT (99)

                THE SUMMIT BANCORPORATION STOCK OPTION AGREEMENT

Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated September 11, 1995, as filed by UJB with respect to the Common Stock, no par value, of The Summit Bancorporation.